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                                                                    Exhibit 21.1

ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         December 1, 2000 - December 31, 2000
                           -------------------------------------

SETTLEMENT DATE:                       16-Jan-01
                                 --------------------
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A.       SERIES INFORMATION

         ADVANTA LEASING RECEIVABLES CORP. VIII AND
         ADVANTA LEASING RECEIVABLES CORP. IX
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1999-1

I.       SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)   Beginning Aggregate Contract Principal Balance .................                              $ 36,449,627.43
                                                                                                              ----------------
         (b.)   Contract Principal Balance of all Collections allocable
                 to Contracts ..................................................                              $  2,780,031.10
                                                                                                              ----------------
         (c.)   Contract Principal Balance of Charged-Off Contracts ............                                  $ 72,771.66
                                                                                                              ----------------
         (e.)   Ending Aggregate Contract Principal Balance
                 of all Contracts as of this Settlement Date ...................                              $ 33,596,824.67
                                                                                                              ----------------

                BALANCES ON THIS SETTLEMENT DATE

         (d.)   Class A Principal Balance as of this
                Settlement Date (Class A Note Factor) 0.2735948 ..........                                    $ 27,051,989.12
                                                      ---------                                               ----------------

         (e1.)  Ending Class A-1 Principal Balance    0.0000000 ..........       $                    -
                                                      ---------                  ----------------------

         (e2.)  Ending Class A-2 Principal Balance    0.4572950 ..........       $        17,606,281.12
                                                      ---------                  ----------------------

         (e3.)  Ending Class A-3 Principal Balance    1.0000000 ..........       $         9,445,708.00
                                                      ---------                  ----------------------

         (f.)   Ending Class B Principal Balance
                 as of this Settlement Date
                 (Class B Note Factor)                0.5642104 ..........                                    $  6,544,835.54
                                                      ---------                                               ----------------



II.      COMPLIANCE RATIOS

         (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ..                              $ 36,403,008.62
                                                                                                              ----------------

         (b.)   CBR of Contracts 1 - 30 days delinquent ........................                               $ 4,360,170.37
                                                                                                              ----------------
         (c.)    % of Delinquent Contracts 1 - 30 days as of the related
                     Calculation Date ..........................................                                        11.98%
                                                                                                              ----------------

         (d.)   CBR of Contracts 31 - 60 days delinquent .......................                               $ 1,620,723.44
                                                                                                              ----------------
         (e.)    % of Delinquent Contracts 3 1- 60 days as of the related
                    Calculation Date ...........................................                                         4.45%
                                                                                                              ----------------

         (f.)   CBR of Contracts 61 - 90 days delinquent .......................                                 $ 610,729.91
                                                                                                              ----------------
         (g.)    % of Delinquent Contracts 61 - 90 days as of the
               related Calculation Date ........................................                                         1.68%
                                                                                                              ----------------

         (h.)   CBR of Contracts > 91 days delinquent ..........................                                 $ 518,282.84
                                                                                                              ----------------
         (i.)    % of Delinquent Contracts > 91 days as of the
                    related Calculation Date ...................................                                         1.42%
                                                                                                              ----------------

         (j1.)  % of Delinquent Contracts 31 days or more as of
                the related Calculation Date ...................................                                         7.55%
                                                                                                              ----------------
         (j2.)  Month 2:                  Nov-00 ...............................                                         6.60%
                                         --------                                                             ----------------
         (j3.)  Month 3:                  Oct-00 ...............................                                         6.08%
                                        ---------                                                             ----------------
         (j4.)  Three month rolling average % of Delinquent Contracts
                31 days or more ................................................                                         6.74%
                                                                                                              ----------------


         (k1.)  Net Charge-Off % for the related Collection Period
               (annualized 30/360) .............................................                                         0.00%
                                                                                                              ----------------
         (k2.)  Month 2:                  Nov-00 ...............................                                         0.36%
                                  ---------------                                                             ----------------
         (k3.)  Month 3:                  Oct-00 ...............................                                         2.77%
                                  ---------------                                                             ----------------
         (k4.)  Three month rolling average % for Defaulted Contracts ..........                                         1.04%
                                                                                                              ----------------
                  *Note:  Current Month Net Charge-off % is negative 1.5434%
                    reported as zero (December, 2000)
                Does the Cumulative Loss % exceed ..............................
         (l1.)  The Loss Trigger Level % from Beginning Period to and including
                    12th Collection Period? Y or N                                                                        n/a
                                                                                                              ----------------
         (l2.)  The Loss Trigger Level % from 13th Collection Period to and
               including 24th Collection Period? Y or N ........................                                           NO
                                                                                                              ----------------
         (l3.)  The Loss Trigger Level % from 25th Collection
                     Period and thereafter? Y or N .............................                                          n/a
                                                                                                              ----------------


         (m1.)  Residual Realization for the related Collection Period .........                                       124.13%
                                                                                                              ----------------
         (m2.)  Month 2:                  Nov-00 ...............................                                       125.21%
                                         --------                                                             ----------------
         (m3.)  Month 3:                  Oct-00 ...............................                                       121.12%
                                         --------                                                             ----------------


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         (m4.)  Three month rolling average Residual Realization Ratio ..........                                       123.49%
                                                                                                                --------------

         (n.)   Does the three month rolling Residual
                Realization ratio exceed 100% Y or N ............................                                          YES
                                                                                                                --------------


III.     FLOW OF FUNDS
         (1.)   The amount on deposit in Available Funds ........................                               $ 3,519,200.97
                                                                                                                --------------
         (2.)   The prepayment amounts deposited, if any, by the Issuers'
                  to the Collection Account for removal of
                  defaulted contracts ...........................................                               $            -
                                                                                                                --------------

         (3.)   Total deposits in the Collection Account to be used as
                    available funds on this Payment Date ........................                               $ 3,519,200.97
                                                                                                                --------------

         (a.)   To the Servicer, Unrecoverable Servicer Advances/
                     Initial Unpaid Balance .....................................                               $            -
                                                                                                                --------------
         (b.)   To the Servicer, the Servicing Fee and
                    miscellaneous amounts, if any ...............................                               $    30,374.69
                                                                                                                --------------

                To Series 1999-1 Noteholders:
         (c.)   To Class A, the total Class A Note Interest and Class A
                    Overdue Interest for the related period .....................                               $   164,444.65
                                                                                                                --------------
                                  Interest on Class A-1 Notes ................... $                   -
                                                                                      -----------------
                                  Interest on Class A-2 Notes ................... $          110,131.83
                                                                                      -----------------
                                  Interest on Class A-3 Notes ................... $           54,312.82
                                                                                      -----------------
         (d.)   Interest on Class B Notes for the related period ................                               $    43,017.66
                                                                                                                --------------

         (e.)   To Series 1999-1 Noteholders:

                To Class A, the total applicable Principal Payment ..............                               $ 2,297,062.03
                                                                                                                --------------
                                  Principal Payment to Class A-1 Noteholders .... $                   -                      -
                                                                                      -----------------
                                  Principal Payment to Class A-2 Noteholders .... $        2,297,062.03
                                                                                      -----------------
                                  Principal Payment to Class A-3 Noteholders .... $                   -                      -
                                                                                      -----------------
                To Class B for applicable Principal Payment to the
                     extent of the Class B Floor ................................                               $   555,740.73
                                                                                                                --------------


         (f.)   To the Reserve Account:
                The amount needed to increase the amount in the Reserve
                     Account to the Required Reserve ............................                              $             -
                                                                                                               ---------------


         (g.)   Upon the occurrence of a Residual Event the lesser of:
                (A) the remaining Available Funds and ...........................  $                   -                     -
                                                                                       -----------------
                (B) the aggregate amount of Residual Receipts included
                       Available Funds ..........................................  $                   -
                                                                                       -----------------
                To be deposited to the Residual Account .........................                              $             -
                                                                                                               ---------------

         (h.)   To the Issuers, as owner of the Pledged Assets, any
                remaining Available Funds on deposit in the
                Collection Account (the "Issuers' Interest") ....................                              $    428,561.21
                                                                                                               ---------------

IV.      SERVICER ADVANCES

         (a.)   Aggregate amount of Servicer Advances at the beginning of
                    the Collection Period .......................................                              $    859,437.94
                                                                                                               ---------------
         (b.)   Servicer Advances reimbursed during the Collection Period .......                              $     36,250.22
                                                                                                               ---------------
         (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
                    Settlement Date .............................................                              $             -
                                                                                                               ---------------
         (d.)   Servicer Advances made during the related Collection Period .....                              $     56,070.69
                                                                                                               ---------------
         (e.)   Aggregate amount of Servicer Advances at the end
                    of the Collection Period ....................................                              $    879,258.41
                                                                                                               ---------------
         (f.)   Amount of delinquent Scheduled Payments for which
                    Servicer Advances were not made .............................                              $             -
                                                                                                               ---------------


V.       RESERVE ACCOUNT
         (a.)   Amount on deposit at the beginning of the
                     related Collection Period ..................................                              $  1,822,481.37
                                                                                                               ---------------
         (b.)   Amount of interest earnings reinvested for the
                     related Monthly Period .....................................                              $     10,385.11
                                                                                                               ---------------
         (c.)   Amounts used to cover shortfalls, if any,  for the
                     related Collection Period ..................................                              $             -
                                                                                                               ---------------
         (d.)   Amounts transferred from the Collection Account, if applicable...                              $             -
                                                                                                               ---------------
         (e.)   Balance remaining before calculating Required Reserve Amount ....                              $  1,832,866.48
                                                                                                               ---------------

         (f.)   Required Reserve Amount needed as of the related Collection
                    Period ......................................................                              $  1,679,841.23
                                                                                                               ---------------

         (g1.)  If (e) above is greater than (f), then excess amount to
                    be transferred to the Series Obligors........................                              $    153,025.25
                                                                                                               ---------------
         (g2.)  If (e) is greater than (d), then amount of shortfall ............
                                                                                                               ---------------
         (h.)   Amounts on deposit at the end of the related Collection
                    Period (e minus g1) .........................................                              $  1,679,841.23
                                                                                                               ---------------

         (i.)   Is the Required Reserve Amount equal to the balance
                 in the Reserve Account
                as of the related Collection period? Y or N .....................                                          YES
                                                                                                               ---------------
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VI.      RESIDUAL ACCOUNT
         (a.)   Amount on deposit at the beginning of the
                    related Collection Period ..................................                              $             -
                                                                                                              ----------------
         (b.)   Amounts transferred from the Collection Account ................                              $             -
                                                                                                              ----------------
         (c.)   Amounts used to cover shortfalls for the related
                     Collection Period .........................................                              $             -
                                                                                                              ----------------
         (d.)   Amount on deposit at the end of the related Collection Period...                              $             -
                                                                                                              ----------------


VII.     ADVANCE PAYMENTS

         (a.)  Beginning aggregate Advance Payments ............................                              $    605,015.20
                                                                                                              ----------------
         (b.)  Add:  Amount of Advance Payments collected during the
                    related Collection Period ..................................                              $    257,295.63
                                                                                                              ----------------
         (c.)  Add:  Investment earnings for the related  Collection Period ....                              $             -
                                                                                                              ----------------
         (d.)  Less: Amount of Advance Payments withdrawn for deposit
                into Facility Account ..........................................                              $    366,400.50
                                                                                                              ----------------
         (e.)  Ending aggregate Advance Payments  ..............................                              $    495,910.33
                                                                                                              ----------------



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         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:    /s/ John Paris
                ___________________

         TITLE:  SR VP
                ___________________

         DATE:  01/10/01
                __________________

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